Director Classic Series I/IR

Separate Account Two

Hartford Life Insurance Company

File No. 333-69485

Supplement Dated January 17, 2008 to the Prospectus Dated May 1, 2007

The table reflecting the Minimum and Maximum ranges of fee expenses in the section entitled “Fee Tables” is deleted and replaced with the following:

Total Annual Fund Operating Expenses	Minimum	Maximum
(these are expenses that are deducted from Funds assets, including management fees, Rule 12b-1 distribution and/or service fees, and other expenses)	0.34%	1.24%

The Example Table is deleted and replaced with the following:

(1) If you Surrender your Contract at the end of the applicable time period:
1 year	$1,026
3 years	$1,756
5 years	$2,404
10 years	$4,155
(2) If you annuitize at the end of the applicable time period:
1 year	$368
3 years	$1,175
5 years	$1,998
10 years	$4,125
(3) If you do not Surrender your Contract:
1 year	$398
3 years	$1,205
5 years	$2,028
10 years	$4,155

This supplement should be retained with the prospectus for future reference.

HV-6652